UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 27, 2009

Sharps Compliance Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34269 (Commission File Number)	74-2657168 (IRS Employer Identification No.)

9220 Kirby Drive, Suite 500, Houston, Texas (Address of Principal Executive Offices)	77054 (Zip Code)

Registrant’s telephone number, including area code: (713) 432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Disclosure of Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 2.02. Disclosure of Results of Operations and Financial Condition

Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits

(a)	Financial Information
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits
	Exhibit	Description
	99.1	Press Release, dated October 27, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPS COMPLIANCE CORP.
DATE: October 27, 2009	By:	/s/ DAVID P. TUSA
Name: David P. Tusa
Title: Executive Vice President, Chief Financial Officer and Business Development

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated October 27, 2009